SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
January 23, 2001

SOUTHTRUST CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-3613	63-0574085
(Commission File No.)	(IRS Employer Identification No.)

420 NORTH 20TH STREET
BIRMINGHAM, ALABAMA	35203
(Address of principal	(Zip Code)
executive offices)

(205) 254-5530
(Registrant’s telephone number including area code)

ITEM 5.  OTHER EVENTS

      There is annexed to this Form 8-K a press release of SouthTrust Corporation (the “Company”) and accompanying financial information of the Company relating to, among other things, the results of operations and financial condition of the Company for the quarter ended December 31, 2000.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHTRUST CORPORATION

		By:	/s/ WILLIAM L. PRATER

William L. Prater
Senior Vice President

Date:	January 23, 2001

Contact:	Tim Schools

Investor Relations

(205) 254-6868

David Oliver

Corporate Communications

(205) 254-5523

FOR IMMEDIATE RELEASE

SouthTrust announces record fourth-quarter and year-end earnings

Summary:	*	4Q 2000, year-end earnings exceed consensus estimates by $0.01.

	*	Company posts 10th consecutive year of record earnings per share.

	*	Charge-offs remain below 0.30 percent for eighth consecutive year.

	*	Expansion continues into high-growth Texas and Florida markets.

BIRMINGHAM, Ala. (Jan. 17, 2001) — SouthTrust Corporation (NASDAQ: SOTR) today announced record earnings of $482.3 million, or $2.86 per diluted share, for the year ended Dec. 31, 2000. This is a 9 percent increase over earnings of $443.2 million, or $2.63 per diluted share, for the same period in 1999. These are “bottom-line” numbers; we are not trying to confuse the issue by reporting “operating earnings” or “cash earnings.”

For the fourth quarter of 2000, SouthTrust’s earnings increased to $122.7 million, or $0.73 per diluted share, as compared with earnings of $115.9 million, or $0.69 per diluted share, for the same period in 1999. Return on average equity was 15.2 percent for the fourth quarter and 15.7 percent for 2000.

“I am very proud of our performance in 2000. Higher interest rates driven by the Federal Reserve for the year 2000 were much higher than we planned for in our Year 2000 budget, which was put together in November of 1999. SouthTrust, however, was very nimble and was able to cope with the unexpected impact quite well. SouthTrust, accordingly, had a very nice increase in earnings per share considering the fact that virtually all regional banks faced a challenging revenue environment as rising interest rates compressed net interest margins. We were successful by focusing on increasing non-interest income, containing non-interest expenses and maintaining loan quality, and we didn’t repurchase a single share of SouthTrust stock,” said Wallace D. Malone Jr., chairman and chief executive officer of SouthTrust Corp. “By having wonderful people

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SouthTrust Earnings 2-2-2-2

and by operating in great southern markets, SouthTrust has been able to increase earnings per share for 41 consecutive quarters. Because of the very recent actions and indications by the Federal Reserve concerning significant interest rate cuts between early January and the next two quarters, our economic models indicate that SouthTrust should improve its performance more than expected for 2001 and for 2002. The magnitude of the interest rate cuts was unexpected but highly appreciated.”

Net interest income for the year increased 1 percent to $1.4 billion. Fourth-quarter net interest income of $342.8 million declined by less than 1 percent from third quarter 2000. As of year-end, total assets equaled $45.1 billion, an increase of 4 percent over year-end 1999 assets of $43.3 billion. Total loans and leases were $31.4 billion, down 1 percent from year-end 1999 loans and leases of $31.8 billion. The decline in total loans and leases, however, was the result of $1.9 billion in “one-to-four family” mortgage securitizations, of which $1.2 billion occurred in the fourth quarter of 2000. The company’s fourth-quarter net interest margin was 3.29 percent compared to 3.33 percent in the third quarter of 2000. Margins should begin to improve in the first quarter of 2001.

Non-interest income, excluding certain one-time charges incurred in the third quarter of 2000, increased 9 percent to $484.2 million in 2000, and 1 percent over third quarter 2000 to $126.2 million in the fourth quarter of 2000. The growth in 2000 was primarily attributable to a 46 percent increase in debit card revenue and a 14 percent increase in service charge revenue. Non-interest expenses, excluding the previously mentioned charges, rose only 5 percent in 2000 and declined by 1 percent in both the third and fourth quarters of 2000.

For year-end 2000, non-performing assets as a percentage of total loans and other non-performing assets were 0.66 percent, a $10 million increase over the third quarter 2000 level of 0.62 percent. Fourth quarter and full-year 2000 net charge-offs as a percentage of average loans were 0.29 percent, marking the eighth consecutive year net charge-offs have remained below the company’s strategic goal of 0.30 percent.

During 2000, SouthTrust continued to expand its presence in high-growth markets. SouthTrust closed a total of three acquisitions in Texas and Florida and announced three additional acquisitions in these same states. The acquisition of Security Bancorp marked the company’s entrance into San Antonio, Texas. SouthTrust now operates in 18 metropolitan statistical areas that have a population of more than one million people.

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SouthTrust Earnings 3-3-3-3

SouthTrust Corporation (www.southtrust.com) is a $45.1 billion regional bank holding company with headquarters in Birmingham, Ala. SouthTrust operates more than 630 banking offices in Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee and Texas. The company offers a complete line of banking and other related financial services to commercial and retail customers. SouthTrust is a FORTUNE 500 company that trades on the NASDAQ Stock Market under the symbol SOTR and is included in the S&P 500 index.

Cautionary Statement Regarding Forward-Looking Statements

This release includes forward-looking statements and projections, made in reliance on the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

The company has made every reasonable effort to ensure that the information and assumptions on which these statements and projections are based are current, reasonable, and complete. However, a variety of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release.

While the company makes these statements and projections in good faith, neither the company nor its management can guarantee that the anticipated future results will be achieved.

Detailed financial tables are available at www.investor.southtrust.com

###

SOUTHTRUST CORPORATION
Financial Highlights

	Three Months			Year Ended
	Ended December 31,		%	December 31,		%
	2000	1999	Change	2000	1999	Change

SUMMARY INCOME STATEMENT

(Fully taxable equivalent, in thousands)

Interest income	$877,959	$794,034		$3,408,617	$2,921,330

Interest expense	535,123	432,401		2,008,351	1,539,538

Net interest income	342,836	361,633		1,400,266	1,381,792

Tax equivalent adjustment	(3,593)	(3,765)		(14,529)	(14,883)

Provision for loan losses	19,530	36,354		92,827	141,249

Net interest income after provision for loan losses	319,713	321,514		1,292,910	1,225,660

Non-interest income (excluding securities transactions)	126,109	112,860		516,751	444,296

Securities transactions	46	(804)		(11,068)	(739)

Non-interest expense	265,565	260,160		1,087,196	1,010,501

Income before income taxes	180,303	173,410		711,397	658,716

Income taxes	57,553	57,504		229,067	215,543

Net income	$122,750	$115,906	5.9%	$482,330	$443,173	8.8%

EARNINGS & DIVIDENDS

(Dollars in thousands, except per share data)

Basic:

Earnings per share	$0.73	$0.69	5.8%	$2.87	$2.64	8.7%

Average shares outstanding	168,411	167,871		168,218	167,560

Diluted:

Earnings per share	$0.73	$0.69	5.8%	$2.86	$2.63	8.7%

Average shares outstanding	169,224	168,970		168,906	168,778

Cash dividends declared per share	$0.25	$0.22	13.6%	$1.00	$0.88	13.6%

PERFORMANCE RATIOS

Return on average assets	1.10%	1.07%		1.09%	1.10%

Return on average tangible assets	1.11	1.09		1.11	1.12

Return on average equity	15.17	15.85		15.72	15.75

Return on average tangible equity	18.54	19.88		19.53	19.70

Net interest margin (FTE)	3.29	3.62		3.42	3.72

Net loans charged-off to net average loans	0.29	0.37		0.29	0.29

Allowance to net loans outstanding	1.43	1.40		1.43	1.40

Non-interest expense as a % of average total assets	2.37	2.41		2.47	2.51

Efficiency ratio	56.63	54.83		56.71	55.34

SELECTED AVERAGE BALANCES

(Dollars in millions, except per share data)

Loans, net of unearned income	$32,129.6	$31,071.6	3.4%	$32,022.6	$29,307.9	9.3%

Earning assets	41,333.5	39,548.7	4.5%	40,776.3	37,107.0	9.9%

Total assets	44,585.3	42,784.3	4.2%	44,058.9	40,238.5	9.5%

Deposits	29,699.1	27,470.9	8.1%	29,002.3	25,812.9	12.4%

Stockholders’ equity	3,219.0	2,901.4	10.9%	3,068.6	2,814.0	9.0%

SELECTED PERIOD END BALANCES	Dec 31	Dec 31%
(Dollars in millions, except per share data)	2000	1999	Change

Loans, net of unearned income	$31,396.2	$31,697.8	-1.0%

Total assets	45,146.5	43,262.5	4.4%

Deposits	30,702.5	27,739.3	10.7%

Stockholders’ equity	3,352.5	2,927.4	14.5%

Shares outstanding (in thousands)	169,053	167,905

Book value per share	$19.83	$17.44

Number of banking offices	641	623

Number of ATMs	773	770

Full-time equivalent employees	12,188	12,537

SOUTHTRUST CORPORATION
Consolidated Condensed Balance Sheets (Unaudited)
(Dollars in thousands)

	Dec 31,	Dec 31,
	2000	1999

ASSETS

Cash and due from banks	$959,750	$874,999

Short-term investments:

Federal funds sold and securities purchased under resale agreements	43,273	46,350

Interest-bearing deposits in other banks	964	417

Trading securities	71,456	69,508

Loans held for sale	343,013	251,844

Total short-term investments	458,706	368,119

Available-for-sale securities	6,978,510	5,061,001

Held-to-maturity securities	3,026,631	2,986,958

Loans	31,696,912	31,972,758

Less:

Unearned income	300,756	274,917

Allowance for loan losses	450,348	442,343

Net loans	30,945,808	31,255,498

Premises and equipment, net	738,392	730,602

Due from customers on acceptances	26,329	20,574

Goodwill and core deposit intangibles	580,162	583,303

Mortgage servicing rights	7,041	79,450

Bank owned life insurance	887,632	742,370

Other assets	537,570	559,638

Total assets	$45,146,531	$43,262,512

LIABILITIES AND STOCKHOLDERS’ EQUITY

Deposits:

Interest-bearing	$26,808,453	$24,182,135

Other	3,894,086	3,557,210

Total deposits	30,702,539	27,739,345

Federal funds purchased and securities sold under agreements to repurchase	5,259,422	5,191,057

Other short-term borrowings	1,030,297	2,205,933

Bank acceptances outstanding	26,329	20,574

Federal Home Loan Bank advances	3,052,781	3,530,324

Long-term debt	1,125,311	1,125,483

Other liabilities	597,392	522,367

Total liabilities	41,794,071	40,335,083

Stockholders’ equity:

Common stock, par value $2.50 a share (1)	425,981	423,096

Capital surplus	759,968	750,820

Retained earnings	2,202,901	1,886,481

Accumulated other comprehensive income	(12,164)	(108,928)

Treasury stock, at cost (2)	(24,226)	(24,040)

Total stockholders’ equity	3,352,460	2,927,429

Total liabilities and stockholders’ equity	$45,146,531	$43,262,512

(1) Common shares authorized	500,000,000	500,000,000

Common shares issued	170,392,488	169,238,391

(2) Treasury shares of common stock	1,339,057	1,333,042

SOUTHTRUST CORPORATION
Consolidated Statements of Income (Unaudited)
(Dollars in thousands, except per share data)

	Three Months Ended					Year Ended

	2000				1999	Dec 31	Dec 31

	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31	2000	1999

Interest income
Loans, including fees	$714,097	$709,883	$689,753	$670,773	$645,954	$2,784,506	$2,386,713

Available-for-sale securities	99,701	92,216	91,869	86,842	86,024	370,628	286,701

Held-to-maturity securities	51,569	50,948	51,171	51,257	51,187	204,945	196,169

Short-term investments	8,999	9,524	8,851	6,635	7,104	34,009	36,864

Total interest income	874,366	862,571	841,644	815,507	790,269	3,394,088	2,906,447

Interest expense
Deposits	355,666	337,176	303,977	295,746	267,996	1,292,565	962,504

Short-term borrowings	113,093	116,789	121,832	104,379	101,926	456,093	353,281

FHLB advances	47,286	49,033	46,370	41,373	45,394	184,062	157,305

Long-term debt	19,078	20,042	18,662	17,849	17,085	75,631	66,448

Total interest expense	535,123	523,040	490,841	459,347	432,401	2,008,351	1,539,538

Net interest income	339,243	339,531	350,803	356,160	357,868	1,385,737	1,366,909

Provision for loan losses	19,530	18,453	24,182	30,662	36,354	92,827	141,249

Net interest income after provision for loan losses	319,713	321,078	326,621	325,498	321,514	1,292,910	1,225,660
Non-interest income
Service charges on deposit accounts	55,657	55,408	53,014	48,838	50,338	212,917	186,374

Mortgage banking operations	9,666	10,315	9,717	8,396	8,329	38,094	44,175

Bank card fees	8,880	8,751	8,238	7,940	8,210	33,809	31,142

Debit card fees	7,042	6,564	6,384	5,794	5,760	25,784	17,670

Trust fees	8,488	7,904	7,803	7,921	7,792	32,116	30,254

Investment fees	10,392	9,927	9,225	9,855	8,916	39,399	35,674

Other fees	8,835	8,395	8,526	9,517	7,846	35,273	32,863

Securities gains (losses)	46	(11,598)	(77)	561	(804)	(11,068)	(739)

Other	17,149	51,320	16,236	14,654	15,669	99,359	66,144

Total non-interest income	126,155	146,986	119,066	113,476	112,056	505,683	443,557

Non-interest expense
Salaries and employee benefits	141,356	145,144	141,951	143,364	135,888	571,815	540,382

Net occupancy	23,727	23,750	23,286	22,663	21,588	93,426	81,984

Equipment	16,174	22,509	18,218	17,438	17,961	74,339	67,734

Goodwill and core deposit amortization	9,587	20,207	10,996	10,754	10,634	51,544	40,568

Other	74,721	77,593	74,365	69,393	74,089	296,072	279,833

Total non-interest expense	265,565	289,203	268,816	263,612	260,160	1,087,196	1,010,501

Income before income taxes	180,303	178,861	176,871	175,362	173,410	711,397	658,716

Income tax expense	57,553	57,241	56,999	57,274	57,504	229,067	215,543

Net income	$122,750	$121,620	$119,872	$118,088	$115,906	$482,330	$443,173

Average shares outstanding - basic (in thousands)	168,411	168,239	168,184	168,037	167,871	168,218	167,560

Average shares outstanding - diluted (in thousands)	169,224	168,916	168,783	168,697	168,970	168,906	168,778

Net income per share - basic	$0.73	$0.73	$0.71	$0.70	$0.69	$2.87	$2.64

Net income per share - diluted	0.73	0.72	0.71	0.70	0.69	2.86	2.63

Dividends declared per share	0.25	0.25	0.25	0.25	0.22	1.00	0.88

SOUTHTRUST CORPORATION
Average Balances, Interest Income and Expense and Average Yields Earned and Rates Paid
(Dollars in millions; yields on taxable equivalent basis)

	Quarters Ended

	December 31, 2000			September 30, 2000

			(2)			(2)
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS

Loans, net of unearned income	$32,129.6	$714.9	8.85%	$32,034.7	$710.7	8.83%

Available-for-sale securities (1):

Taxable	5,442.8	95.6	6.86	4,967.6	88.1	6.83

Non-taxable	325.9	6.3	7.58	332.7	6.5	7.56

Held-to-maturity securities:

Taxable	2,925.3	50.3	6.84	2,897.5	49.7	6.82

Non-taxable	75.9	1.8	9.31	76.7	1.8	9.49

Short-term investments	434.0	9.0	8.25	459.8	9.5	8.24

Total interest-earning assets (1)	41,333.5	$877.9	8.43	40,769.0	$866.3	8.42

Allowance for loan losses	(452.9)			(455.5)

Other assets	3,704.7			3,728.2

Total assets	$44,585.3			$44,041.7

LIABILITIES AND STOCKHOLDERS’ EQUITY

Savings deposits	$1,973.9	$14.9	3.00%	$2,070.8	$15.4	2.96%

Interest-bearing deposits	3,263.9	20.2	2.46	3,177.2	18.4	2.31

Time deposits	20,874.3	320.5	6.11	20,245.7	303.4	5.96

Short-term borrowings	6,890.8	113.1	6.53	7,096.5	116.8	6.55

Federal Home Loan Bank advances	2,971.8	47.3	6.33	3,039.4	49.0	6.42

Long-term debt	1,125.3	19.1	6.74	1,125.3	20.1	7.09

Total interest-bearing liabilities	37,100.0	535.1	5.74	36,754.9	523.1	5.66

Non-interest bearing deposits	3,587.0			3,584.5

Other liabilities	679.3			584.4

Total liabilities	41,366.3			40,923.8

Stockholders’ Equity	3,219.0			3,117.9

Total liabilities and stockholders’ equity	$44,585.3			$44,041.7

Net interest income		$342.8			$343.2

Net interest margin (1)			3.29%			3.33%

Net interest spread (1)			2.69%			2.76%

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Quarters Ended

	June 30, 2000			March 31, 2000			December 31, 1999

			(2)			(2)			(2)
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate

ASSETS

Loans, net of unearned income	$31,993.9	$690.4	8.68%	$31,931.3	$671.4	8.46%	$31,071.6	$646.7	8.26%

Available-for-sale securities (1):

Taxable	4,938.3	87.5	6.80	4,695.0	82.7	6.81	4,775.0	81.9	6.64

Non-taxable	344.1	6.8	7.62	322.9	6.5	7.62	325.2	6.4	7.51

Held-to-maturity securities:

Taxable	2,911.1	49.9	6.89	2,907.3	49.8	6.89	2,901.5	49.7	6.80

Non-taxable	77.8	1.9	9.71	81.9	2.1	10.13	86.4	2.2	9.80

Short-term investments	438.7	8.8	8.12	354.3	6.6	7.53	389.0	7.1	7.25

Total interest-earning assets (1)	40,703.9	$845.3	8.30	40,292.7	$819.1	8.14	39,548.7	$794.0	7.94

Allowance for loan losses	(456.7)			(448.7)			(437.1)

Other assets	3,790.9			3,721.0			3,672.7

Total assets	$44,038.1			$43,565.0			$42,784.3

LIABILITIES AND STOCKHOLDERS’ EQUITY

Savings deposits	$2,167.2	$15.7	2.90%	$2,222.2	$15.9	2.89%	$2,274.0	$16.5	2.88%

Interest-bearing deposits	3,301.4	18.0	2.19	3,295.8	17.3	2.11	3,248.4	15.4	1.88

Time deposits	19,363.9	270.3	5.61	19,744.9	262.5	5.35	18,438.4	236.1	5.08

Short-term borrowings	7,739.1	121.8	6.33	7,134.4	104.4	5.88	7,331.7	101.9	5.52

Federal Home Loan Bank advances	3,151.7	46.4	5.92	3,026.0	41.4	5.50	3,432.8	45.4	5.25

Long-term debt	1,125.4	18.6	6.67	1,125.5	17.9	6.38	1,125.5	17.1	6.02

Total interest-bearing liabilities	36,848.7	490.8	5.36	36,548.8	459.4	5.05	35,850.8	432.4	4.79

Non-interest bearing deposits	3,617.0			3,510.7			3,510.1

Other liabilities	582.9			559.5			522.0

Total liabilities	41,048.6			40,619.0			39,882.9

Stockholders’ Equity	2,989.5			2,946.0			2,901.4

Total liabilities and stockholders’ equity	$44,038.1			$43,565.0			$42,784.3

Net interest income		$354.5			$359.7			$361.6

Net interest margin (1)			3.48%			3.57%			3.62%

Net interest spread (1)			2.94%			3.09%			3.15%

(1)	Yields were calculated using the average amortized cost of the underlying assets.

(2)	All yields and rates are presented on an annualized basis.

SOUTHTRUST CORPORATION
Loan Portfolio
(Dollars in millions)

	Quarters Ended

	2000				1999

	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31

Commercial, financial and agricultural	$12,315.5	$11,899.7	$11,658.2	$11,357.2	$11,265.2

Real estate construction	4,162.6	3,929.7	4,035.6	4,369.9	4,342.9

Commercial real estate mortgage	6,572.9	6,664.1	6,521.4	6,266.1	6,029.2

Residential real estate mortgage	5,380.6	6,559.3	6,752.4	6,616.2	6,773.4

Loans to individuals	3,265.3	3,299.9	3,349.7	3,482.1	3,562.0

	31,696.9	32,352.7	32,317.3	32,091.5	31,972.7

Unearned income	(300.7)	(285.7)	(273.9)	(266.9)	(274.9)

Loans, net of unearned income	31,396.2	32,067.0	32,043.4	31,824.6	31,697.8

Allowance for loan losses	(450.4)	(451.7)	(456.1)	(453.3)	(442.3)

Net loans	$30,945.8	$31,615.3	$31,587.3	$31,371.3	$31,255.5

PERCENT MIX OF LOANS

Commercial, financial and agricultural	38.9%	36.8%	36.1%	35.4%	35.2%

Real estate construction	13.1	12.1	12.5	13.6	13.6

Commercial real estate mortgage	20.7	20.6	20.2	19.5	18.9

Residential real estate mortgage	17.0	20.3	20.9	20.6	21.2

Loans to individuals	10.3	10.2	10.3	10.9	11.1

Total	100.0%	100.0%	100.0%	100.0%	100.0%

Allowance for Loan Losses
(Dollars in thousands)

	Quarters Ended

	2000				1999

	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31

Balance beginning of quarter	$451,742	$456,089	$453,280	$442,343	$434,771

Total charge-offs	26,808	26,163	27,086	25,646	32,750

Total recoveries	3,056	3,363	3,094	3,027	3,885

Net loans charged-off	23,752	22,800	23,992	22,619	28,865

Additions to allowance charged to expense	19,530	18,453	24,182	30,662	36,354

Subsidiaries’ allowance at date of purchase	2,828	0	2,619	2,894	83

Balance at end of quarter	$450,348	$451,742	$456,089	$453,280	$442,343

Ratios:

Allowance to net loans outstanding	1.43%	1.41%	1.42%	1.42%	1.40%

Net loans charged-off to net average loans	0.29	0.28	0.30	0.28	0.37

Provision for loan losses to net charge-offs	82.22	80.93	100.79	135.56	125.94

Provision for loan losses to net average loans	0.24	0.23	0.30	0.39	0.46

SOUTHTRUST CORPORATION
Non-Performing Assets
(Dollars in millions)

	Quarters Ended

	2000				1999

	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31

Non-accrual loans	$162.3	$159.6	$137.1	$133.4	$112.0

Restructured loans	0.0	0.0	0.0	0.0	0.0

Total non-performing loans	162.3	159.6	137.1	133.4	112.0

Other real estate owned	38.2	30.7	39.0	37.1	38.3

Other repossessed assets	8.3	8.5	11.8	13.3	12.4

Total non-performing assets	208.8	198.8	187.9	183.8	162.7

Accruing loans past due 90 days or more	59.2	53.2	55.8	60.6	71.5

Total non-performing assets and accruing loans 90 days or more past due	$268.0	$252.0	$243.7	$244.4	$234.2

Ratios:

Non-performing loans to total loans	0.52%	0.50%	0.43%	0.42%	0.35%

Non-performing assets to total loans plus other non-performing assets	0.66	0.62	0.59	0.58	0.51

Non-performing assets and accruing loans 90 days or more past due to total loans plus other non-performing assets	0.85	0.79	0.76	0.77	0.74

Allowance to non-performing loans	277.46	283.09	332.73	339.80	394.83

Stockholders’ Equity and Regulatory Capital

(Dollars in thousands)

	Quarters Ended

	2000				1999

	Dec 31	Sept 30	Jun 30	Mar 31	Dec 31

Beginning stockholders’ equity	$3,189,669	$3,064,848	$2,974,260	$2,927,429	$2,885,541

Net income	122,750	121,620	119,872	118,088	115,906

Dividends declared	(42,061)	(42,059)	(42,024)	(41,976)	(36,848)

Common stock issued	7,548	196	2,750	3,750	2,649

Common stock repurchased	(99)	0	(52)	(36)	(188)

Other comprehensive income	74,653	45,064	10,042	(32,995)	(39,631)

Ending stockholders’ equity	$3,352,460	$3,189,669	$3,064,848	$2,974,260	$2,927,429

Accumulated other comprehensive income	(12,164)	(86,817)	(131,881)	(141,923)	(108,928)

Book value per share	19.83	18.96	18.22	17.69	17.44

Tier 1 Capital ratio *	7.44	7.22%	6.99%	6.82%	6.65%

Supplemental elements *	3.57	3.60	3.62	3.78	3.76

Total risk based capital ratio *	11.01	10.82	10.61	10.60	10.41

Leverage ratio	6.33	6.18	5.95	5.88	5.81

Total equity as a percentage of total assets	7.43	7.20	6.91	6.78	6.77

*	Note- Current quarter capital ratios are estimates